EXHIBIT A - FILE NO. 70-7833


              NATIONAL FUEL RESOURCES, INC.

                    INCOME STATEMENT
                       (Unaudited)

                                                     Twelve Months
                                                         Ended
                                                    September 1996
                                                    --------------

        Operating Revenues:
          Gas - Retail                                $51,994,072
          Gas - Wholesale                               7,239,750
          Other                                         1,024,363
                                                      -----------
                                                       60,258,185
                                                      -----------

        Operating Expenses:
          Purchase Gas                                 55,725,148
          General & Administrative                      1,612,000
          Depreciation, Depletion & Amortization           12,981
          Franchise & Other Taxes                          39,699
                                                      -----------
                                                       57,389,828
                                                      -----------

        Operating Income                                2,868,357
                                                      -----------

        Interest Income                                   443,087
        Interest Expense                                   16,502
        Amortization & Misc. Deductions                   (88,729)
                                                      -----------
                                                          515,314
                                                      -----------

        Net Income Before Tax                           3,383,671
                                                      -----------

        Income Taxes:
          Federal                                       1,535,767
          State                                           132,440
          Deferred                                       (407,645)
                                                      -----------
                                                        1,260,562
                                                      -----------

        Net Income                                    $ 2,123,109
                                                      ===========